Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Volcan Holdings, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), Pnina Feldman, President and Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 29, 2009

/s/ Pnina Feldman
Pnina Feldman President and Chief Executive Officer (Principal Executive Officer)